THE MIIX GROUP, INCORPORATED                                       Exhibit 99.1
(unaudited)

FINANCIAL SUPPLEMENT
TABLE OF CONTENTS
                                                                         PAGE

I.      Loss Reserves
          Loss Reserves by Component                                      1
          Loss and Loss Adjustment Expense by Component                   2
          Claim Inventory and Activity by Component                       3

II.     Investment Portfolio
          Distribution by Security Type                                   4
          Maturity Distribution
          Quality Distribution

III.    Balance Sheet Detail
          Reinsurance Recoverable and Collateral                          5
          Other Assets and Other Liabilities                              6

IV.     Detail of Underwriting Expenses                                   7

V.      Summary of Major Elements of Operating Cash Flows                 8

VI.     Cautionary Statement                                              9

VII.    Projected Equity and Book Value per Share                        11


THE MIIX GROUP, INCORPORATED                                                                                       Exhibit 99.1
(unaudited)                                                                                                        Page 1

FINANCIAL SUPPLEMENT
RUN-OFF INSURANCE OPERATIONS

LOSS RESERVES BY COMPONENT ($000'S):

                                                                        % OF                      % OF                      % OF
                                                           30-JUN-03    TOTAL        31-MAR-03    TOTAL        31-DEC-02    TOTAL
                                                        -----------------------   -----------------------    ---------------------
Direct Case Reserves:
  Losses                                                   $  453,369                $  423,473                $  405,851
  Loss Adjustment Expenses                                     25,527                    27,916                    30,123
                                                        -----------------------   -----------------------    ---------------------
Total Direct Case Reserves                                    478,896    47.4%          451,389    41.7%          435,974   37.8%

Assumed Case Reserves:
  Losses                                                        1,504                     1,468                       823
  Loss Adjustment Expenses                                         49                        61                        76
                                                        -----------------------   -----------------------    ---------------------
Total Assumed Case Reserves                                     1,553     0.2%            1,529     0.1%              899    0.1%

                                                        -----------------------   -----------------------    ---------------------
Total Case Reserves                                           480,449    47.6%          452,918    41.8%          436,873   37.9%
                                                        -----------------------   -----------------------    ---------------------

Direct IBNR Reserves:
  Losses                                                      359,952                   442,177                   513,600
  Loss Adjustment Expenses                                    154,290                   169,943                   181,811
                                                        -----------------------   -----------------------    ---------------------
Total Direct IBNR Reserves                                    514,242    50.9%          612,120    56.6%          695,411   60.4%

Assumed IBNR Reserves:
  Losses                                                          124                        91                       731
  Loss Adjustment Expenses                                        124                       134                       145
                                                        -----------------------   -----------------------    ---------------------
Total Assumed IBNR Reserves                                       248     0.0%              225     0.0%              876    0.1%

                                                        -----------------------   -----------------------    ---------------------
Total IBNR Reserves                                           514,490    50.9%          612,345    56.6%          696,287   60.5%
                                                        -----------------------   -----------------------    ---------------------

Unallocated Loss Adjustment Expense Reserves                   15,806     1.6%           17,107     1.6%           18,475    1.6%

                                                        -----------------------   -----------------------    ---------------------
Total Gross Loss and Loss Adjustment Expense Reserves      $1,010,745     100%       $1,082,370     100%       $1,151,635    100%
                                                        =======================   =======================    =====================

                                                                        % OF                      % OF
                                                           30-SEP-02    TOTAL        30-JUN-02    TOTAL
                                                        -----------------------   -----------------------
Direct Case Reserves:
     Losses                                                $  397,214                $  386,805
     Loss Adjustment Expenses                                  31,457                    34,071
                                                        -----------------------   -----------------------
Total Direct Case Reserves                                    428,671    37.9%          420,876    34.8%

Assumed Case Reserves:
     Losses                                                       964                    24,935
     Loss Adjustment Expenses                                      68                     1,065
                                                        -----------------------   -----------------------
Total Assumed Case Reserves                                     1,032     0.1%           26,000     2.2%

                                                        -----------------------   -----------------------
Total Case Reserves                                           429,703    38.0%          446,876    37.0%
                                                        -----------------------   -----------------------


Direct IBNR Reserves:
     Losses                                                   515,727                   542,877
     Loss Adjustment Expenses                                 163,510                   166,744
                                                        -----------------------   -----------------------
Total Direct IBNR Reserves                                    679,237    60.1%          709,621    58.7%

Assumed IBNR Reserves:
     Losses                                                     2,023                     2,993
     Loss Adjustment Expenses                                     509                     5,326
                                                        -----------------------   -----------------------
Total Assumed IBNR Reserves                                     2,532     0.2%            8,319     0.7%

                                                        -----------------------   -----------------------
Total IBNR Reserves                                           681,769    60.3%          717,940    59.4%
                                                        -----------------------   -----------------------

Unallocated Loss Adjustment Expense Reserves                   18,347     1.7%           43,270     3.6%

                                                        -----------------------   -----------------------
Total Gross Loss and Loss Adjustment Expense Reserves      $1,129,819     100%       $1,208,086     100%
                                                        =======================   =======================


THE MIIX GROUP, INCORPORATED                                                                                        Exhibit 99.1
(unaudited)                                                                                                         Page 2

FINANCIAL SUPPLEMENT
RUN-OFF INSURANCE OPERATIONS

LOSS AND LOSS ADJUSTMENT EXPENSE BY COMPONENT ($000'S):

                                                                 2ND QTR  1ST QTR  FULL YEAR  4TH QTR  3RD QTR  2ND QTR  1ST QTR
                                                                  2003      2003     2002      2002     2002      2002     2002
                                                                -----------------------------------------------------------------
GROSS PAID LOSSES AND LOSS ADJUSTMENT EXPENSES:

Direct Losses Paid                                               56,166    57,886   255,223    66,510   63,426   59,800   65,487
Direct Loss Adjustment Expenses Paid                             19,013    15,284    63,732    14,138   20,337   16,140   13,117
                                                                -----------------------------------------------------------------

Total Direct Losses & LAE Paid                                   75,179    73,170   318,955    80,648   83,763   75,940   78,604

Assumed Losses Paid                                                 (69)       (5)   25,690        37   25,475      178        -
Assumed Loss Adjustment Expenses Paid                                22        25     6,032        18    5,944       41       29
                                                                -----------------------------------------------------------------

Total Assumed Losses & LAE Paid                                     (47)       20    31,722        55   31,419      219       29

Gross Losses Paid                                                56,097    57,881   280,913    66,547   88,901   59,978   65,487
Gross Loss Adjustment Expenses Paid                              19,035    15,309    69,764    14,156   26,281   16,181   13,146
                                                                -----------------------------------------------------------------

Total Gross Losses & LAE Paid                                    75,132    73,190   350,677    80,703  115,182   76,159   78,633

CHANGE IN GROSS CASE LOSS AND LOSS ADJUSTMENT EXPENSE RESERVES:

Change in Direct Case Loss Reserves                              29,896    17,622    32,665     8,637   10,409   10,791    2,828
Change in Direct Case Loss Adjustment Expense Reserves           (2,389)   (2,207)   (8,442)   (1,333)  (2,614)  (1,391)  (3,104)
                                                                -----------------------------------------------------------------

Total Change in Direct Loss & LAE Reserves                       27,507    15,415    24,223     7,304    7,795    9,400     (276)

Change in Assumed Case Loss Reserves                                 36       645   (16,333)     (140) (23,971)   6,073    1,705
Change in Assumed Case Loss Adjustment Expense Reserves             (12)      (15)     (508)        7     (997)     386       96
                                                                -----------------------------------------------------------------

Total Change in Assumed Loss & LAE Reserves                          24       630   (16,841)     (133) (24,968)   6,459    1,801

GROSS CASE INCURRED LOSSES AND LOSS ADJUSTMENT EXPENSES:

Direct Case Incurred Losses and Loss Adjustment Expenses        102,686    88,585   343,178    87,952   91,558   85,340   78,328
Assumed Case Incurred Losses and Loss Adjustment Expenses           (23)      650    14,881       (78)   6,451    6,678    1,830
                                                                -----------------------------------------------------------------

Total Gross Case Incurred Losses and Loss Adjustment Expenses   102,663    89,235   358,059    87,874   98,009   92,018   80,158

CHANGE IN GROSS IBNR RESERVES:

Change in Direct Losses IBNR Reserves                           (82,226)  (71,424)  (40,131)   (2,127) (27,150) (27,521)  16,667
Change in Direct Loss Adjustment Expense IBNR Reserves               33      (640)   28,536    18,301   (3,234)  (2,266)  15,735
Change in Assumed Losses IBNR Reserves                          (15,653)  (11,868)   (2,023)   (1,293)    (969)  (6,251)   6,490
Change in Assumed Loss Adjustment Expense IBNR Reserves              (9)      (10)   (9,363)     (364)  (4,817)    (427)  (3,755)
                                                                -----------------------------------------------------------------

Total Change in Gross IBNR Reserves                             (97,855)  (83,942)  (22,981)   14,517  (36,170) (36,465)  35,137
                                                                -----------------------------------------------------------------

TOTAL GROSS INCURRED LOSSES AND LOSS ADJUSTMENT EXPENSES          4,808     5,293   335,078   102,391   61,839   55,553  115,295

CEDED PAID LOSSES AND LOSS ADJUSTMENT EXPENSES:

Ceded Losses Paid                                               (21,713)  (31,131) (100,786)  (44,340) (43,450)  (1,573) (11,423)
Ceded Loss Adjustment Expenses Paid                              (5,987)   (8,759)  (20,817)   (9,203)  (8,218)    (426)  (2,970)
                                                                -----------------------------------------------------------------

Total Ceded Losses and LAE Paid                                 (27,700)  (39,890) (121,603)  (53,543) (51,668)  (1,999) (14,393)

CHANGE IN CEDED CASE LOSS AND LOSS ADJUSTMENT EXPENSE RESERVES:

Change in Ceded Case Loss Reserves                              (22,749)  (12,431)  (86,328)   (7,391)  (7,463) (19,044) (52,430)
Change in Ceded Case Loss Adjustment Expense Reserves               374       769    (3,737)     (208)     442     (512)  (3,459)
                                                                -----------------------------------------------------------------

Total Change in Ceded Loss & LAE Reserves                       (22,375)  (11,662)  (90,065)   (7,599)  (7,021) (19,556) (55,889)
                                                                -----------------------------------------------------------------

Total Ceded Case Incurred Losses and Loss Adjustment Expenses   (50,075)  (51,552) (211,668)  (61,142) (58,689) (21,555) (70,282)
                                                                -----------------------------------------------------------------

CHANGE IN CEDED IBNR RESERVES:

Change in Ceded Losses IBNR Reserves                             46,663    39,796    83,714   (14,547)  39,122   18,251   40,888
Change in Ceded Loss Adjustment Expense IBNR Reserves             3,156    23,392    12,622    10,881    1,824       80     (163)
                                                                -----------------------------------------------------------------

Total Change in Ceded IBNR Reserves                              49,819    63,188    96,336    (3,666)  40,946   18,331   40,725
                                                                -----------------------------------------------------------------

TOTAL CEDED INCURRED LOSSES AND LOSS ADJUSTMENT EXPENSES           (256)   11,636  (115,332)  (64,808) (17,743)  (3,224) (29,557)

UNALLOCATED LOSS ADJUSTMENT EXPENSE                                  48        34   (23,259)    1,383  (22,877)   2,167   (3,932)
                                                                -----------------------------------------------------------------

TOTAL NET INCURRED LOSSES AND LOSS ADJUSTMENT EXPENSES            4,600    16,963   196,487    38,966   21,219   54,496   81,806


THE MIIX GROUP, INCORPORATED                                                                                      Exhibit 99.1
(unaudited)                                                                                                       Page 3

FINANCIAL SUPPLEMENT
RUN-OFF INSURANCE OPERATIONS

CLAIM INVENTORY AND ACTIVITY BY COMPONENT

                                    NEW JERSEY   PENNSYLVANIA PENNSYLVANIA      MIIX         MIIX         LPC           LPC
                                    PHYSICIANS    PHYSICIANS    HOSPITALS   OTHER STATES OTHER STATES OTHER STATES  OTHER STATES
                                     MED MAL       MED MAL       MED MAL       MED MAL      MED MAL      MED MAL       MED MAL
                                    OCCURRENCE    OCCURRENCE   CLAIMS MADE   CLAIMS MADE  OCCURRENCE   CLAIMS MADE   OCCURRENCE
                                    -----------   ----------   -----------  ------------  -----------  -----------   ----------
Inventory at March 31, 2002             3,127        1,190         2,000          335           137        1,080          248

  Claims Reported                         329          150           366           20            12          180           50
  Claims Closed with Payment               74           20            70           11             1           51            3
  Claims Closed without Payment           269           79           143           49             8          225           59
                                    -----------   ----------   -----------  ------------  -----------  -----------   ----------

Inventory at June 30, 2002              3,113        1,241         2,153          295           140          984          236

  Claims Reported                         322           98           121           18            17          103           23
  Claims Closed with Payment               66           16            46           12             7           28            4
  Claims Closed without Payment           303          109           207           25            12           85           18
                                    -----------   ----------   -----------  ------------  -----------  -----------   ----------

Inventory at September 30, 2002         3,066        1,214         2,021          276           138          974          237

  Claims Reported                         318           68            85           21            14           85           37
  Claims Closed with Payment               76           24            56           26             8           28            2
  Claims Closed without Payment           361          133           159           33            16          120           16
                                    -----------   ----------   -----------  ------------  -----------  -----------   ----------

Inventory at December 31, 2002          2,947        1,125         1,891          238           128          911          256

  Claims Reported                         300           75            47           14            12           52           19
  Claims Closed with Payment               87           18            36           10             3           24            4
  Claims Closed without Payment           298           98           235           24            10           84           17
                                    -----------   ----------   -----------  ------------  -----------  -----------   ----------

Inventory at March 31, 2003             2,862        1,084         1,667          218           127          855          254

     Claims Reported                      243           37            32            8             6           58           29
     Claims Closed with Payment            73           23            30           12             8           29            6
     Claims Closed without Payment        261          104           135           16            14           89           29
                                    -----------   ----------   -----------  ------------  -----------  -----------   ----------

Inventory at June 30, 2003              2,771          994         1,534          198           111          795          248



THE MIIX GROUP, INCORPORATED                                                                       Exhibit 99.1
(unaudited)                                                                                        Page 4

FINANCIAL SUPPLEMENT
RUN-OFF INSURANCE OPERATIONS

DISTRIBUTION BY SECURITY TYPE  ($000'S):

                                               JUNE 30, 2003        MARCH 31, 2003      DECEMBER 31, 2002
                                            --------------------  -------------------  --------------------
                                            MARKET VALUE   %      MARKET VALUE   %      MARKET VALUE   %
                                            --------------------  -------------------  --------------------
DISTRIBUTION BY SECURITY TYPE:

     Government Securities                     $ 141,166  20.7%      $ 129,253  18.0%     $ 119,850  15.2%
     Corporate Bonds                             235,548  34.6%        254,537  35.5%       285,183  36.2%
     Mortgage Backed Securities                  109,836  16.1%        152,610  21.3%       181,347  23.0%
     Asset Backed Securities                      98,005  14.4%        103,140  14.4%       120,782  15.3%
     Collateralized Mortgage Obligations          88,885  13.1%         76,985  10.7%        81,419  10.3%
     Municipal Bonds                               7,417   1.1%              -   0.0%             -   0.0%
     Convertible Bonds                                 -   0.0%              -   0.0%             -   0.0%
                                            --------------------  -------------------  --------------------
          Total                                $ 680,857 100.0%      $ 716,525 100.0%     $ 788,581 100.0%


DISTRIBUTION BY MATURITY:

     Under 1 Year                              $  33,520   4.9%      $  34,290   4.8%     $  16,932   2.1%
     1 - 5 Years                                 124,822  18.3%        118,940  16.6%       140,527  17.8%
     5 - 10 Years                                163,318  24.0%        194,214  27.1%       215,538  27.3%
     10 - 15 Years                               146,512  21.5%        153,626  21.4%       152,297  19.3%
     15 - 20 Years                                24,418   3.6%         22,381   3.1%        21,136   2.7%
     More than 20 Years                          188,267  27.7%        193,074  26.9%       242,151  30.7%
                                            --------------------  -------------------  --------------------
          Total                                $ 680,857 100.0%      $ 716,525 100.0%     $ 788,581 100.0%


DISTRIBUTION BY CREDIT QUALITY:

     AAA                                       $ 416,289  61.1%      $ 432,027  60.3%     $ 466,040  59.1%
     AA                                           79,940  11.7%         85,078  11.9%        45,947   5.8%
     A                                           119,025  17.5%        127,996  17.9%       152,279  19.3%
     BBB                                          41,238   6.1%         49,565   6.9%        90,210  11.4%
                                            --------------------  -------------------  --------------------
          Total Investment Grade               $ 656,492  96.4%      $ 694,666  96.9%     $ 754,476  95.7%

     BB                                           12,276   1.8%         10,458   1.5%        20,926   2.7%
     B                                             6,060   0.9%          5,617   0.8%         8,801   1.1%
     CCC                                           4,492   0.7%          4,198   0.6%         1,096   0.1%
     CC                                              902   0.1%            951   0.1%         2,576   0.3%
     C                                               635   0.1%            635   0.1%           705   0.1%
     D                                                 -   0.0%              -   0.0%             -   0.0%
     No Rating                                         -   0.0%              -   0.0%             -   0.0%
                                            --------------------  -------------------  --------------------
          Total                                $ 680,857 100.0%      $ 716,525 100.0%     $ 788,580 100.0%

                                            SEPTEMBER 30, 2002      JUNE 30, 2002
                                            -------------------  --------------------
                                             MARKET VALUE  %      MARKET VALUE   %
                                            -------------------  --------------------
DISTRIBUTION BY SECURITY TYPE:

     Government Securities                     $ 116,394  13.9%     $ 113,993  12.5%
     Corporate Bonds                             327,528  39.2%       368,204  40.6%
     Mortgage Backed Securities                  184,079  22.0%       178,581  19.7%
     Asset Backed Securities                     138,437  16.5%       147,888  16.3%
     Collateralized Mortgage Obligations          70,079   8.4%        99,245  10.9%
     Municipal Bonds                                   -   0.0%             -   0.0%
     Convertible Bonds                                 -   0.0%             -   0.0%
                                            -------------------  --------------------
          Total                                $ 836,517 100.0%     $ 907,911 100.0%


Distribution by Maturity:

     Under 1 Year                              $   9,420   1.1%     $  22,109   2.4%
     1 - 5 Years                                 151,738  18.1%       152,018  16.8%
     5 - 10 Years                                249,549  29.8%       270,946  29.8%
     10 - 15 Years                               148,578  17.8%       122,756  13.5%
     15 - 20 Years                                24,828   3.0%        39,664   4.4%
     More than 20 Years                          252,404  30.2%       300,418  33.1%
                                            -------------------  --------------------
          Total                                $ 836,517 100.0%     $ 907,911 100.0%


Distribution by Credit Quality:

     AAA                                       $ 465,597  55.7%     $ 486,441  53.6%
     AA                                           62,048   7.4%        70,106   7.7%
     A                                           144,545  17.3%       157,292  17.3%
     BBB                                         114,525  13.7%       126,055  13.9%
                                            -------------------  --------------------
          Total Investment Grade               $ 786,715  94.1%     $ 839,894  92.5%

     BB                                           32,543   3.9%        47,617   5.3%
     B                                            12,374   1.5%        17,524   1.9%
     CCC                                           2,832   0.3%           196   0.0%
     CC                                              997   0.1%         1,204   0.1%
     C                                             1,056   0.1%         1,476   0.2%
     D                                                 -   0.0%             -   0.0%
     No Rating                                         -   0.0%             -   0.0%
                                            -------------------  --------------------
          Total                                $ 836,517 100.0%     $ 907,911 100.0%


THE MIIX GROUP, INCORPORATED                                                                                       Exhibit 99.1
(unaudited)                                                                                                        Page 5

FINANCIAL SUPPLEMENT
RUN-OFF INSURANCE OPERATIONS

REINSURANCE RECOVERABLE  AND COLLATERAL ($000'S)
AT JUNE 30, 2003

                            REINSURANCE   REINSURANCE    REINSURANCE        TOTAL                      COLLATERAL
                            RECOVERABLE   RECOVERABLE    RECOVERABLE     REINSURANCE  --------------------------------------------
                              ON PAID     ON CASE LOSS   ON IBNR LOSS  RECOVERABLE ON             LETTERS OF
                            LOSSES & LAE & LAE RESERVES & LAE RESERVES  UNPAID LOSSES  FUNDS HELD   CREDIT     OTHER      TOTAL
                            ------------------------------------------------------------------------------------------------------
REINSURER

Hannover Re Group:
  Hannover Re                 $ 11,419      $ 98,294       $ 63,709       $ 162,003    $ 119,789   $ 70,500  $ (7,611)  $ 182,678
  Eisen und Stahl                2,854        24,574         15,928          40,502       29,947     17,500    (1,902)     45,545
  Hannover Ruckversiherungs          -           481          2,083           2,564            -          -     2,037       2,037
                            ------------------------------------------------------------------------------------------------------
       Total                    14,273       123,349         81,720         205,069      149,736     88,000    (7,476)    230,260

Swiss Re Group:
  Swiss Re                           -         7,210          3,952          11,162            -      7,233     3,989      11,222
  European Re                        -        17,472         24,827          42,299       28,243     16,267    (1,096)     43,414
  Underwriters Re Barbados       8,257        58,500         16,568          75,068       59,081     32,000    (4,008)     87,073
  Underwriters Reinsurance           -             -          1,286           1,286            -          -     1,292       1,292
                            ------------------------------------------------------------------------------------------------------
       Total                     8,257        83,182         46,633         129,815       87,324     55,500       177     143,001

London Life and Casualty         5,169        30,810          5,178          35,988       29,168     16,000      (945)     44,223

Lloyds                               -             -             66              66            -          -       161         161

All Others                        (215)        3,364          3,734           7,098            -          -     1,567       1,567
                            ------------------------------------------------------------------------------------------------------
            Total             $ 27,484     $ 240,705      $ 137,331       $ 378,036    $ 266,228  $ 159,500  $ (6,516)  $ 419,212
                            ======================================================================================================

THE MIIX GROUP, INCORPORATED                                       Exhibit 99.1
(unaudited)                                                        Page 6

FINANCIAL SUPPLEMENT
RUN-OFF INSURANCE OPERATIONS

OTHER ASSETS AND LIABILITIES

OTHER ASSETS:                                                       JUNE 30,
                                                                      2003
                                                                ---------------

   Structured Settlements                                         $ 22,897,150
   Accrued Ceded Return Premium                                     13,596,634
   Fixed Assets                                                     15,804,046
        Accumulated Depreciation                                   (14,890,854)
   Goodwill                                                          4,953,896
        Accumulated Amortization                                    (1,491,999)
   Receivable from MIIX Advantage                                    2,117,663
   Other Assets                                                      2,218,450
                                                                ---------------
               Total other assets                                 $ 45,204,986
                                                                ---------------

OTHER LIABILITIES:

   Structured Settlements                                         $ 22,897,150
   Uncleared Checks                                                 11,315,633
   Reinsurance Payable                                               9,532,058
   Guaranty Fund Payable                                             2,318,467
   Taxes, Licenses and Fees Payable                                  3,202,665
   Other Payables                                                    3,658,912
   Other Liabilities                                                 5,920,059
                                                                ---------------
               Total other liabilities                            $ 58,844,944
                                                                ---------------

THE MIIX GROUP, INCORPORATED                                      Exhibit 99.1
(unaudited)                                                       Page 7

FINANCIAL SUPPLEMENT
RUN-OFF INSURANCE OPERATIONS

DETAIL OF UNDERWRITING EXPENSES:

                                                        THREE MONTHS      SIX MONTHS
                                                           ENDED             ENDED
                                                          JUNE 30,         JUNE 30,
                                                            2003             2003
                                                      ---------------   ---------------
 Salaries and Wages                                        $ 926,533       $ 1,969,735
 Employee Benefits                                           269,465           488,900
 Other Employee Related                                      216,824           561,485
 Rent                                                        230,204           469,327
 Fixed Asset Depreciation                                    423,309           872,774
 Systems Maintenance and Related                             129,680           212,430
 Office Administration                                       214,571           352,830
 Professional Services                                       637,843         1,366,206
 Brokers Commissions, Net                                     48,638         1,056,295
 State Premium Taxes                                          15,205           296,752
 Guaranty Funds Assessments                                    9,144            63,425
 Letter of Credit Fees                                       334,109           529,848
 Other Expenses                                            1,220,460         2,179,163

                                                      ---------------   ---------------
      Total                                              $ 4,675,985      $ 10,419,170
                                                      ===============   ===============

THE MIIX GROUP, INCORPORATED                                       Exhibit 99.1
(unaudited)                                                        Page 8

FINANCIAL SUPPLEMENT
RUN-OFF INSURANCE OPERATIONS


SUMMARY OF MAJOR ELEMENTS OF OPERATING CASH FLOWS


                                                                 SIX MONTHS*
                                                                    ENDED
                                                                   JUNE 30,
                                                                     2003
                                                               ---------------

Gross premiums collected                                        $   5,130,451

Net investment income received                                  $  22,766,072

Gross losses and LAE paid                                       $(151,073,634)
    Reinsurance collected on losses and LAE paid                $  71,927,095

Underwriting expenses paid                                      $ (13,401,100)

Other net reinsurance activity                                  $ (75,424,484)

Net income taxes recoverable received                           $      21,419



* Net increase (decrease) in cash

THE MIIX GROUP, INCORPORATED                                       Exhibit 99.1
(unaudited)                                                              Page 9

Financial Supplement
Run-Off Insurance Operations


                              CAUTIONARY STATEMENT

This Form 8-K contains forward-looking statements that are based on the Company's estimates and expectations concerning future events and anticipated results and are subject to certain risks and uncertainties that could cause actual results to differ materially from those reflected in the forward-looking statements. These forward-looking statements are subject to uncertainties and other factors that could cause actual results to differ materially from such statements. The Company's ability to manage successfully the solvent runoff of its business is subject to a number of contingencies and uncertainties. These uncertainties and other factors are detailed from time to time in the Company's filings with the appropriate securities commissions, and include, without limitation, the Company having sufficient liquidity and working capital, the performance of the Company's investment portfolio, the Company's ability to manage claims, maintaining existing reinsurance agreements at reasonable terms, the continued adequacy of the Company's loss and loss adjustment expense reserves, the Company's avoidance of any material loss on collection of reinsurance recoverables, actions of applicable regulatory agencies, general economic conditions, including changing interest rates, rates of inflation and the performance of the financial markets, judicial decisions and rulings, changes in domestic and foreign laws, regulations and taxes, effects of acquisitions and divestitures, and various other factors. The words "believe," "expect," "anticipate," "project" and similar expressions identify forward-looking statements. The Company's expectations regarding future earnings, growth initiatives, underwriting, cost controls, adequacy of loss and loss adjustment expense reserves, and enhancing shareholder value depend on a variety of factors, including economic, competitive and market conditions which may be beyond the Company's control and are thus difficult or impossible to predict. In light of the significant uncertainties inherent in the forward-looking information herein, the inclusion of such information should not be regarded as representation by the Company or any other person that the Company's objectives or plans will be realized. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

More particularly, the following information includes various projections related to the insurance operations run-off of MIIX Insurance Company ("MIIX") and Lawrenceville Property and Casualty Company ("LP&C"). The Company put these operations into solvent run-off during 2002. It is almost certain that the actual run-off value will be different than that found in the projections below, and there is a significant possibility that this difference will be material. The reasons for this variance include the following:

                                                                    Exhibit 99.1
                                                                         Page 10

                        CAUTIONARY STATEMENT (continued)

o The run-off value projections are based on the Company's limited experience with the run-off. MIIX and LP&C ceased writing insurance in all states on September 1, 2002, except where necessary to comply with individual state requirements. The projections are therefore based on limited experience with actual run-off operations and utilize the accumulated loss experience of the past 25 years of active operations. The payout trends exhibited by MIIX and LP&C over its history have been applied to the expected payout of the existing loss reserves; however there is an inherent uncertainty regarding the development of expected losses. The Company believes that any trends evident from the information below may change over a longer period of time and as the Company's ability to calculate run-off projections continues to become more refined. In other words, the Company expects that these projections from period to period will be quite volatile.

o The run-off value projections are based on a number of assumptions, including, without limitation, those with respect to interest rates, the frequency and severity of claims, anticipated future reserve development, usage of reinsurance, portfolio composition and performance and underwriting expenses and a number of risks and uncertainties, including, without limitation, those specified above. Minor changes in the assumptions can have significant effects on the projections, and the choice of assumptions is a matter of judgment. Among the more important assumptions used, interest rates are assumed to be between 4.00% and 4.50%, no increases in future reserves are assumed, and underwriting expenses are assumed to decline by approximately 70% from 2003 - 2007. While the Company believes its assumptions to be reasonable, actual experience will inevitably differ from these assumptions, and these differences may be material. As illustrated by the changes from prior analyses described below, relatively modest deviations from assumptions can result in relatively large changes in end values.

o The run-off value projections have been prepared by management without any review by an independent source, including the Company's independent auditors. Furthermore, the projections are not prepared in accordance with AICPA guidelines applicable to the presentation of projections. The individual projections have not been reviewed by an independent certified public accountant.

o The Company has prepared the run-off value projections based on a model selected by management. Several other models exist, any one of which could produce values different than those set forth in the projections below.

o As the projections show, the second quarter resulted in a downward trend from projections previously filed by the Company on May 21, 2003. The projected GAAP equity at December 31, 2007 was $4.06 and $5.46 a share as of June 30, 2003 and March 31, 2003, respectively. The decrease was primarily due to a decline in interest rates and projected acceleration in claims payments which resulted in a projected decline in investment income.

For these and other reasons, readers are cautioned not to place undue reliance on the projections below.


THE MIIX GROUP, INCORPORATED                                                                                 Exhibit 99.1
(unaudited)                                                                                                  Page 11

FINANCIAL SUPPLEMENT
RUN-OFF INSURANCE OPERATIONS


PROJECTED EQUITY AND BOOK VALUE PER SHARE

                                                                                                  Value         Value
                                                                                                  $000's     $ Per Share
                                                                                               --------------------------
GAAP EQUITY AT JUNE 30, 2003                                                                      $55,492         $3.81


Projected Run-Off Net Earned Premium less Net Incurred Losses and Loss Adjustment Expenses           (208)

Projected Future Investment Income in Run-Off -- through December 31, 2007                         80,586

Projected Future Investment Credit on Fund Held by Reinsurers -- through December 31, 2007        (33,178)

Projected Future Expenses in Run-Off -- through December 31, 2007                                 (42,442)

Projected Net Other Items -- through December 31, 2007                                             (1,182)
                                                                                               --------------------------

Projected GAAP Equity at December 31, 2007                                                        $59,068         $4.06
                                                                                               ==========================